UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2006
MERCER INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)
Washington
(State or other jurisdiction of incorporation or organization)

000-9409	91-6087550
(Commission File Number)	(I.R.S. Employer Identification No.)
Suite 2840, 650 West Georgia Street, Vancouver, British Columbia, Canada, V6B 4N8
(Address of Office)
(604) 684-1099
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.
On January 19, 2006, Mercer International Inc. (the “Company”) announced by press release that it intends to adjourn the special meeting of shareholders scheduled to be held on January 20, 2006 relating to the proposed conversion of the Company to a corporate form to February 17, 2006 to permit shareholders to consider amendments to the Articles and Bylaws of Mercer International Regco Inc., a wholly owned subsidiary and successor to Mercer upon completion of the proposed conversion, which eliminate the provision for a classified board. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release dated January 19, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.
/s/ David M. Gandossi
David M. Gandossi
Chief Financial Officer

Date: January 19, 2006

MERCER INTERNATIONAL INC.
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 19, 2006